                                                             EXHIBIT 10.2

[CONFIDENTIAL TREATMENT REQUESTED]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE
406.

                    TACO BELL SERVICE INTEGRATION AGREEMENT
                    ---------------------------------------
                                     INDEX
                                     -----


DEFINITIONS.................................................    1
TERM AND TERMINATION........................................    2
COVERAGE OF EQUIPMENT.......................................    3
HELP DESK SUPPORT...........................................    4
ON-SITE REMEDIAL MAINTENANCE................................    6
PERFORMANCE EVALUATION, PENALTY & CUSTOMER'S REMEDY.........   10
CUSTOMER RESPONSIBILITIES...................................   15
EXCLUSIONS FROM COVERAGE....................................   16
UPCHARGE ITEMS..............................................   16
REPORTING REQUIREMENTS......................................   18
PRICING, INVOICING AND PAYMENT..............................   18
SITEBASE RETENTION..........................................   21
WARRANTY DISCLAIMER.........................................   22
LIMITATION OF LIABILITY.....................................   22
GENERAL.....................................................   15
EXHIBIT A
EXHIBIT B...................................................   30
EXHIBIT C...................................................   31
EXHIBIT D...................................................   32
EXHIBIT E...................................................   35
EXHIBIT F...................................................   38
EXHIBIT Fl..................................................   42
EXHIBIT F2..................................................   47
EXHIBIT G...................................................   48

                       PAR SERVICE INTEGRATION AGREEMENT
                       ---------------------------------

By and between PAR Microsystems Corporation ("PAR"), a New York corporation, with its principal office located at 8383 Seneca Turnpike, New Hartford, New York 13413 and Taco Bell Corp. ("Customer"), a California corporation, with its principal offices located at 17901 Von Karman, Irvine, California 92714-6212.

PAR and Customer agree that the following terms and conditions apply to Help Desk Support and On-Site Remedial Maintenance Service provided by PAR for all PAR and certain Third Party Equipment currently installed and to be installed at the Sites, defined below, during the term of this PAR Service Integration Agreement ("Agreement").

1.   DEFINITIONS

1.1  "Site(s)" covered under this Agreement shall include:
      -------
     (a) all Customer owned Taco Bell, Taco Bell Express and Hot 'n Now restaurants located within the United States of America and Canada in which any of the Equipment set forth in Exhibit A attached to and made a part of this Agreement, is installed, and

     (b) all Customer owned locations in Puerto Rico and all Customer franchisee/ licensee restaurant locations within the United States of America and Canada for the sole purpose of providing On-Site Remedial Maintenance Service for the T.A.C.O. back-office personal computers.

1.2  "PAR Equipment" shall include all hardware and software distributed by PAR
      -------------
installed at a Site(s) that is eligible for service under this Agreement. Such software is included for the sole purpose of providing Customer with Help Desk Support in the use of such software.

1.3  "Third Party Equipment" shall include the hardware and software running on
      ---------------------
such equipment set forth in Exhibit A (as may be subsequently amended by the parties during the term of this Agreement) installed at a Site(s), that is eligible for service under this Agreement. Such software is included for the sole purpose of providing Customer with Help Desk Support in the use of such software.

1.4  "Equipment" shall mean all PAR Equipment and Third Party Equipment, or a
      ---------
specified subgroup thereof.

1.5 [CONFIDENTIAL TREATMENT REQUESTED] shall mean the licensed PAR Service Management system utilized by PAR.

1.6  "Call Priority" shall mean the priority assigned by the Customer Service
      -------------
Communication Center ("CSCC") to an incoming Customer call.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

1.7  "Days" shall mean calendar days unless otherwise designated.
      ----

1.8  "PAR Holidays" shall mean those holidays established by PAR on a calendar
      ------------
year basis. PAR shall notify Customer of PAR's holiday schedule thirty (30) Days prior to commencement of each calendar year within the term of this Agreement. PAR Holidays from the Effective Date of this Agreement through the end of calendar year 1995 are as follows: September 4, November 23, November 24 and December 25, 1995.

1.9  "Customer Help Desk Holidays" shall mean those Customer Help Desk holidays
      ---------------------------
established by Customer on a calendar year basis. Customer shall notify PAR of Customers Help Desk holiday schedule thirty (30) Days prior to commencement of each calendar year during the term of this Agreement. Customer Help Desk Holidays from the Effective Date of this Agreement through the end of calendar year 1995 are as follows: November 23 and December 25, 1995.

1.10  "FSO" is PAR's Domestic and Canadian Field Service Organization and
       ---
certain PAR selected independent subcontractors performing Remedial Maintenance Service on PAR's behalf in the United States, Canada and Puerto Rico.

1.11  "On-Site Remedial Maintenance Service" ("RMS') is maintenance required due
       ------------------------------------
to malfunction(s) in Equipment which necessitates service on Site. RMS is provided by the FSO and is only available for that Equipment set forth on Exhibit A hereto, subject to the requirements of Section 3, below.

1.12  "Help Desk Support" is support provided remotely, by telephone, by PAR's
       -----------------
CSCC for certain Equipment set forth on Exhibit A hereto, and user support of the software, referenced in Sections 1.2 & 1.3 above, subject to the requirements of Section 3, below.

1.13  First Contract Year shall mean the period commencing with the Effective
      -------------------
Date and terminating at midnight on August 31, 1996.

1.14  Second Contract Year shall mean the period commencing September 1, 1996
      --------------------
and terminating on August 31, 1997.

1.15  Third Contract Year (if applicable) shall mean the period commencing
      -------------------
September 1, 1997 and terminating on August 31, 1998.

2.  TERM AND TERMINATION

2.1 Unless extended pursuant to Section 2.2 below, the term of this Agreement shall be two (2) years. This Agreement shall become effective on September 1, 1995 ("Effective Date") and shall terminate on August 31, 1997.

2.2 Provided written notification of exercise is given to PAR by Customer not later than [CONFIDENTIAL TREATMENT REQUESTED], Customer may extend this Agreement for an additional year (a Third Contract Year). If Customer does not exercise this option to extend by such date [CONFIDENTIAL TREATMENT REQUESTED] as set forth in Exhibit B hereto.

2.3 Notwithstanding Subsection 2.1 or 2.2 above, either party shall have the right to terminate this Agreement without notice upon the occurrence of any of the following events: (i) if the other party petitions for a reorganization under the Bankruptcy Act, or is adjudicated bankrupt, or if a receiver, trustee or liquidator is appointed for the other party's business, or if the other party makes an assignment for the benefit of creditor's, or should the other party admit in writing its inability to pay its debts as they become due; (ii) if the other party defaults in the payment of any sum due hereunder, and fails to cure said default within sixty (60) Days after receipt of written notice from the other party; or (iii) if the other party attempts to assign this Agreement without the other party's prior written consent. Such termination shall be without prejudice to any other rights or remedies the terminating party may have. Any such termination shall not relieve Customer of its obligation to pay PAR for those service fees and/or charges that accrued prior to termination.

3.     COVERAGE OF EQUIPMENT

3.1 For the term of this Agreement, Customer agrees that PAR will provide and will be Customers exclusive service provider for:

       (a) Help Desk support and RMS Support for all Equipment installed in all Customer owned Taco Bell, Taco Bell Express and Hot 'n Now restaurants located within the United States of America and Canada, and

       (b) RMS Support for the T.A.C.O. back-office personal computers installed in all Customer locations in Puerto Rico and all Customer franchisee/licensee restaurant locations within the United States of America and Canada.

3.1.1 Notwithstanding Section 3.1 above, and subject to the requirements/restrictions set forth in Sections 11 & 12 of this Agreement neither of which are waived or modified by -this provision, if Customer decides not to extend the Agreement by one year to a total of three (3) years, then during the [CONFIDENTIAL TREATMENT REQUESTED] of the Agreement Customer shall have the right to remove a maximum of [CONFIDENTIAL TREATMENT REQUESTED] Sites from coverage under this Agreement and to contract with another party for the service of such Sites as a field trial. Should the Agreement be extended for a [CONFIDENTIAL TREATMENT REQUESTED], Customer shall have the right to a field trial on the same terms described above during the [CONFIDENTIAL TREATMENT REQUESTED].

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

3.2 All PAR Equipment set forth in Exhibit A attached hereto and made part hereof installed in Customer owned Taco Bell, Taco Bell Express and Hot 'n Now restaurants -located within the United States of America and Canada prior to the Effective Date, shall be eligible for service under this Agreement upon the Effective Date.

3.2.1 All new Third Party Equipment set forth in Exhibit A installed in
           ---
Customer owned Taco Bell, Taco Bell Express and Hot 'n Now restaurants located within the United States of America and Canada on or after the Effective Date, shall be eligible for service under this Agreement upon the installation date.

3.3 All Third Party Equipment set forth in Exhibit A attached hereto installed in Sites prior to the Effective Date shall be eligible for service under this Agreement on the Effective Date. All Equipment set forth in Exhibit A which is acquired by Customer after the Effective Date in conjunction with Customer's acquisition of a restaurant(s) within which such Equipment is installed, shall be eligible for service under this Agreement only upon PAR's acceptance of such Equipment for service.

3.4   All new Third Party Equipment set forth in Exhibit A attached hereto
          ---
installed in Customer owned Sites located within the United States of America and Canada and all new T.A.C.O. back-office personal computers installed in Customer owned Sites in Puerto Rico and Customer franchise/licensee Sites within the United States of America and Canada after the Effective Date shall be eligible for service under this Agreement upon the installation date.

3.5   All new Equipment and all used Third Party Equipment installed at
          ---
Customer's Sites which was not set forth in Exhibit A as of the Effective Date but is subsequently added thereto by mutual Agreement of the parties shall be eligible for service.

3.6   PAR's acceptance shall be provided only after:

      (a) PAR's inspection of the Equipment at PAR's then current time and material rates, which shall not exceed [CONFIDENTIAL TREATMENT REQUESTED]; and

      (b) completion, at PAR's then current time and material rates, of any repairs or adjustments, which are deemed necessary by PAR to bring the Equipment into proper, or operating condition and which are authorized by Customer.

4.    HELP DESK SUPPORT

4.1   For purposes of this Section 4, the following definitions shall apply:

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

4.1.1  "Call Text Update" is the date and time electronically generated by

4.1.2 "CSCC Response" is the duration of time from the assignment of a Call Priority until Call Text Update.

4.1.3 "CSCC Response Percentage" is calculated for each CSCC Call Priority Category by dividing the number of calls for such CSCC Call Priority Category in which PAR has met or exceeded its CSCC Response by the total number of calls of such Call Priority received by PAR.

4.2 The Principal Period of Maintenance ("PPM") for Help Desk Support provided by the CSCC is [CONFIDENTIAL TREATMENT REQUESTED].

4.3 For purposes of this Section 4, the following Call Priority categories are applicable to CSCC/Help Desk Support:


CSCC Call Priority                Definition
- ------------------                ----------
         P1                       [CONFIDENTIAL TREATMENT REQUESTED]

         P2                       [CONFIDENTIAL TREATMENT REQUESTED]

         P3                       [CONFIDENTIAL TREATMENT REQUESTED]

         P4                       [CONFIDENTIAL TREATMENT REQUESTED]

4.4 Help Desk Support requires PAR to meet the following CSCC Response times in providing a Call Text Update:


CSCC Call Priority                 CSCC Response        CSCC Response Percentage
- ------------------                 -------------        ------------------------
         P1                  [CONFIDENTIAL TREATMENT    [CONFIDENTIAL TREATMENT
                             REQUESTED]                 REQUESTED]

         P2                  [CONFIDENTIAL TREATMENT    [CONFIDENTIAL TREATMENT
                             REQUESTED]                 REQUESTED]

         P3                  [CONFIDENTIAL TREATMENT    [CONFIDENTIAL TREATMENT
                             REQUESTED]                 REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

       P4                    [CONFIDENTIAL TREATMENT    [CONFIDENTIAL TREATMENT
                             REQUESTED]                 REQUESTED]


4.5 In cases where PAR's CSCC response to calls is restricted or impossible due to circumstances beyond the reasonable control of the CSCC, including but not necessarily limited to: acts of nature, acts of war, strikes, electrical outages, support system failures or problems (i.e. [CONFIDENTIAL TREATMENT REQUESTED], paging, phone systems), fire, etc., then such calls shall not be used in the determination of the CSCC Response Percentages.

5.     ON-SITE REMEDIAL MAINTENANCE

5.1    For purposes of this Section 5, the following definitions shall apply:

5.1.1 "Notify" is the first available "Contract Hour" date and time after which it has been determined that an FSO technician needs to be sent to the Site.

5.1.2 "Arrival" is the actual date and time that the FSO technician arrives at the Site.

5.1.3  "Contract Hour" is that or those hours falling within the applicable PPM.

5.1.4 "FSO RMS Response" is the duration of time from the electronically generated [CONFIDENTIAL TREATMENT REQUESTED] system "Notify" date and time until the date and time logged into the [CONFIDENTIAL TREATMENT REQUESTED] system for "Arrival." Only "Contract Hours" will be applied to this calculation.

5.1.5 "FSO RMS Restoral" is the duration of time from the [CONFIDENTIAL TREATMENT REQUESTED] calculated "Estimated Time of Arrival" date and time until the [CONFIDENTIAL TREATMENT REQUESTED] "Complete" date and time. "Clock Hours" will be applied to this calculation.

5.1.6 "Estimated Time of Arrival" ("ETA") is the [CONFIDENTIAL TREATMENT REQUESTED] calculated latest possible "Arrival" date and time that will allow the FSO to meet the referenced FSO RMS Response times.

5.1.7 "Complete" is the date and time entered into the [CONFIDENTIAL TREATMENT REQUESTED] which is the date and time PAR determined the Equipment was restored to its proper operating condition.

5.1.8 "Clock Hours" are all available time periods not affected by PPM but excluding PAR Holidays and in the case of RMS PC calls, Customer Help Desk Holidays.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

5.1.9 "FSO RMS Response Percentage" for an applicable period is calculated for each Call Priority category by dividing the number of calls for such Call Priority in which PAR has met or exceeded its FSO RMS Response by the total number of calls of such Call Priority received by PAR, during such period.

5.1.10 "FSO RMS Restoral Percentage" for an applicable period is calculated for each Call Priority category by dividing the number of calls for such Call Priority in which PAR has met or exceeded its FSO RMS Restoral by the total number of calls of such Call Priority received by PAR, during such period.

5.2     The following Call Priority categories are applicable to RMS:


RMS Call Priority                Definition
- -----------------                ----------
        P0                       [CONFIDENTIAL TREATMENT REQUESTED]

        P1                       [CONFIDENTIAL TREATMENT REQUESTED]

        P2                       [CONFIDENTIAL TREATMENT REQUESTED]

        PC                       [CONFIDENTIAL TREATMENT REQUESTED]

        ND                       [CONFIDENTIAL TREATMENT REQUESTED]

5.3     The PPMs for RMS are as follows:


RMSCall Priority                 PPM
- ----------------                 ---
P0                              [CONFIDENTIAL TREATMENT REQUESTED]
P1                              [CONFIDENTIAL TREATMENT REQUESTED]
P2 & ND                         [CONFIDENTIAL TREATMENT REQUESTED]
PC                              [CONFIDENTIAL TREATMENT REQUESTED]

5.4 RMS will be provided during the PPMs set forth above in Section 5.3., following a determination by the CSCC that the reported problem requires RMS. The determination to provide RMS will be made subsequent to remote troubleshooting and technical assistance, provided by the CSCC, which must be first utilized by a Site requesting assistance. A Site that

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

refuses or fails to devote a reasonable amount of time and effort of trained Site personnel to troubleshoot the problem via the CSCC will cause the call to be automatically assigned either a [CONFIDENTIAL TREATMENT REQUESTED] Call Priority status [CONFIDENTIAL TREATMENT REQUESTED]. Such Priority status shall be in PAR's reasonable discretion based on the information obtained by PAR. [CONFIDENTIAL TREATMENT REQUESTED].

5.5 During RMS, the FSO may install or replace parts as it determines necessary in order to restore the inoperative or malfunctioning Equipment to good operating condition. [CONFIDENTIAL TREATMENT REQUESTED]. All replaced parts become the property of PAR.

5.6 The FSO may, at its sole option, as part of the provision of RMS, make any engineering changes or modifications to the Equipment which, in its sole discretion, is required or desirable, if such changes do not negatively and substantially impact Customers ability to operate the Equipment. However, with respect to Third Party Equipment, PAR must receive Customer's prior written approval of any change or modification. Customer must be notified of any changes or modifications to the PAR Equipment which may materially impact Customer's operations.

5.7 RMS as provided under this Agreement does not ensure uninterrupted operation of the Equipment.

5.8 The FSO reserves the right to refuse to provide RMS when, in its reasonable judgment, conditions at the Site represent a hazard to the safety and/or health of FSO employees.

5.9 The FSO representative will notify the Site, by telephone, of the approximate arrival date and time, prior to making an RMS call.

5.10 At the conclusion of an RMS call, a Customer Site management representative shall sign the Incident Report presented by the FSO representative concurring that the RMS call has been completed and that the Equipment is functioning.

5.11 The FSO is required to meet the following response times in responding to an RMS call:


RMSCall Priority        FSO RMS Response           FSO RMS Response Percentage
- ----------------        ---------------------      ---------------------------
P0                      [CONFIDENTIAL TREATMENT    [CONFIDENTIAL TREATMENT
                        REQUESTED]                 REQUESTED]

P1                      [CONFIDENTIAL TREATMENT    [CONFIDENTIAL TREATMENT
                        REQUESTED]                 REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

P2                      [CONFIDENTIAL TREATMENT    [CONFIDENTIAL TREATMENT
                        REQUESTED]                 REQUESTED]

PC & ND                 [CONFIDENTIAL TREATMENT    [CONFIDENTIAL TREATMENT
                        REQUESTED]                 REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED].

In cases where PAR's FSO RMS response and/or Restoral to a call is restricted or impossible due to circumstances beyond the reasonable control of the FSO, including but not necessarily limited to: acts of nature, acts of war, strikes, unusual traffic conditions, electrical outages, support system failures or problems (i.e. [CONFIDENTIAL TREATMENT REQUESTED], paging, phone systems), etc., then such calls shall not be used in the determination of the FSO RMS Response Percentages and FSO RMS Restoral Percentages.

Additional time shall be permitted for response to P0 and Pl calls based upon the Site's geographical distance from a PAR FSO location, as follows:


     Distance From PAR FSO Location                 Adder (Hours)
     ------------------------------                 -------------
[CONFIDENTIAL TREATMENT REQUESTED]miles   [CONFIDENTIAL TREATMENT REQUESTED]
 ([CONFIDENTIAL TREATMENT REQUESTED]Km)

[CONFIDENTIAL TREATMENT REQUESTED]miles   [CONFIDENTIAL TREATMENT REQUESTED]
 ([CONFIDENTIAL TREATMENT REQUESTED]Km)

[CONFIDENTIAL TREATMENT REQUESTED]miles   [CONFIDENTIAL TREATMENT REQUESTED]
 ( [CONFIDENTIAL TREATMENT REQUESTED]Km)

PAR FSO locations are set forth on Exhibit C hereto. FSO locations may be added or deleted in PAR's sole's discretion provided PAR ensures that the total number of Customer Sites (for which PAR provides RMS under the terms of this Agreement) more than [CONFIDENTIAL TREATMENT REQUESTED] miles ([CONFIDENTIAL TREATMENT REQUESTED] Km) from the closest FSO location does not exceed [CONFIDENTIAL TREATMENT REQUESTED]. PAR shall notify Customer in writing of any changes in FSO locations.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

5.12 The FSO is required to meet the following FSO RMS Restoral times and Percentages in restoring the subject Equipment to proper operating condition:

                                    LEVEL 1                                                            LEVEL 2
                                    -------                                                            -------
                             FSO RMS Restoral                                     FSO RMS Restoral
                             Percentage                 FSO RMS Restoral          Percentage                FSO RMS Restoral
                             ----------                         --------          ----------                        --------
Call Priority
- -------------
P0                           [CONFIDENTIAL TREATMENT    [CONFIDENTIAL TREATMENT   [CONFIDENTIAL TREATMENT   [CONFIDENTIAL TREATMENT
                             REQUESTED]                 REQUESTED]                REQUESTED]                REQUESTED]

P1                           [CONFIDENTIAL TREATMENT    [CONFIDENTIAL TREATMENT   [CONFIDENTIAL TREATMENT   [CONFIDENTIAL TREATMENT
                             REQUESTED]                 REQUESTED]                REQUESTED]                REQUESTED]

P2                           [CONFIDENTIAL TREATMENT    [CONFIDENTIAL TREATMENT   [CONFIDENTIAL TREATMENT   [CONFIDENTIAL TREATMENT
                             REQUESTED]                 REQUESTED]                REQUESTED]                REQUESTED]

PC&ND                        [CONFIDENTIAL TREATMENT    [CONFIDENTIAL TREATMENT   [CONFIDENTIAL TREATMENT   [CONFIDENTIAL TREATMENT
                             REQUESTED]                 REQUESTED]                REQUESTED]                REQUESTED]

5.13  The following RMS Call Priority uplift options shall be available to the
Customer:

Option 1 - Uplift from any RMS Call Priority to "P0" RMS Call priority.
- --------
Provided PAR meets the P0 FSO RMS Response and FSO RMS Level 1 Restoral set forth in Sections 5.11 and 5.12 above, Customer shall be invoiced at the fee set forth on Exhibit D attached hereto. For monthly reporting, calls uplifted to P0 RMS Call Priority will be measured against the initially assigned RMS Call Priority FSO RMS Response and FSO RMS Level 1 Restoral commitments.

Option 2 - Uplift from P2, PC or ND RMS Call Priority to P1 RMS Call Priority.
- --------
Provided PAR meets the P1 FSO RMS Response and FSO RMS Level 1 Restoral set forth in Sections 5.11 and 5.12 above, Customer shall be invoiced at the fee set forth on Exhibit D attached hereto. For monthly reporting, calls uplifted to a P1 RMS Call Priority will be measured against the initially assigned RMS Call Priority FSO RMS Response and FSO RMS Level 1 Restoral commitments.

5.14 Should the FSO render Equipment partially operational on a P1 or P2 call, the RMS Call Priority shall not be changed and the call shall not be closed until the Equipment is fully restored to proper operating condition.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

5.15 Should a Site representative request RMS for other Equipment installed in such Site while an FSO representative is at the Site repairing another item of Equipment, the original call will be completed and closed and a new RMS call will thereafter be opened by such FSO representative before leaving the Site.

5.16 Should the RMS Call Priority for a call be changed by the CSCC subsequent to dispatch, the [CONFIDENTIAL TREATMENT REQUESTED] shall be used to measure performance.

5.17 Notwithstanding the RMS Call Priority assigned, FSO RMS P1 Response and FSO RMS Level 1 P1 Restoral shall apply to all RMS calls [CONFIDENTIAL TREATMENT REQUESTED] which are received by PAR within [CONFIDENTIAL TREATMENT REQUESTED].

6.    PERFORMANCE EVALUATION, PENALTY & CUSTOMER'S REMEDY

6.1   For purposes of this Section 6 the Following definitions shall apply:

6.1.1 "POS Revenue" shall mean the revenue received by PAR under this Agreement from Customer during the [CONFIDENTIAL TREATMENT REQUESTED] for providing RMS for Customer's [CONFIDENTIAL TREATMENT REQUESTED]. POS Revenue excludes all time and material revenue generated under this Agreement and all revenue which may result from the performance by PAR of any of the items set forth in Sections 8 and/or 9 of this Agreement.

6.1.2 "PC Revenue" shall mean the revenue received by PAR under this Agreement from Customer during the [CONFIDENTIAL TREATMENT REQUESTED] for providing RMS for Customer's [CONFIDENTIAL TREATMENT REQUESTED]. PC Revenue excludes all time and material revenue generated under this Agreement and all revenue which may result from the performance by PAR of any of the items set forth in Sections 8 and/or 9 of this Agreement.

6.1.3 "CSCC Revenue" shall mean the revenue received by PAR under this Agreement from Customer during the [CONFIDENTIAL TREATMENT REQUESTED] for providing [CONFIDENTIAL TREATMENT REQUESTED]. CSCC Revenue excludes all time and material revenue generated under this Agreement and all revenue which may result from the performance by PAR of any of the items set forth in Sections 8 and/or 9 of this Agreement.

6.1.4  [CONFIDENTIAL TREATMENT REQUESTED] shall commence
[CONFIDENTIAL TREATMENT REQUESTED] and terminate at midnight on [CONFIDENTIAL TREATMENT REQUESTED].

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

6.1.5 [CONFIDENTIAL TREATMENT REQUESTED] if applicable, shall commence upon termination of any applicable recovery period (described hereinafter) and shall terminate with respect to a Performance Measurement Category, [CONFIDENTIAL TREATMENT REQUESTED].

6.1.6 [CONFIDENTIAL TREATMENT REQUESTED] if applicable, shall commence upon termination of any applicable recovery period (described hereinafter) and shall terminate with respect to a Performance Measurement Category, [CONFIDENTIAL TREATMENT REQUESTED].

6.1.7 [CONFIDENTIAL TREATMENT REQUESTED] shall commence [CONFIDENTIAL TREATMENT REQUESTED] and terminate at midnight on [CONFIDENTIAL TREATMENT REQUESTED].

6.1.8 [CONFIDENTIAL TREATMENT REQUESTED] if applicable, shall commence [CONFIDENTIAL TREATMENT REQUESTED] and terminate at midnight on [CONFIDENTIAL TREATMENT REQUESTED].

6.1.9  "Penalty" shall mean the amount assessed pursuant to Sections 6.2 through
6.6 hereinafter which shall be payable to Customer by PAR and computed pursuant to Exhibit "F," "Penalties" and which are more particularly described in the accompanying examples set forth in" Exhibits "F.1" and "F.2."

6.2 Notwithstanding any other provisions of this Agreement which identify various performance measurements, only the following [CONFIDENTIAL TREATMENT REQUESTED] Performance Measurement Categories shall be used in the assessment of penalties against PAR:

Performance Measurement
Categories:

[CONFIDENTIAL TREATMENT REQUESTED]

6.3    In the event,

       (i) PAR's performance for the [CONFIDENTIAL TREATMENT REQUESTED] does not result in the payment of a Penalty by PAR, and

       (ii) the Customer has decided to extend this Agreement for [CONFIDENTIAL TREATMENT REQUESTED],


[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

then notwithstanding any provision herein to the contrary, Penalties will not be applicable to the [CONFIDENTIAL TREATMENT REQUESTED] of this Agreement.

6.4 PAR shall, within [CONFIDENTIAL TREATMENT REQUESTED] Days after the end of the [CONFIDENTIAL TREATMENT REQUESTED], provide Customer with a measurement period report package which includes all reports the parties may agree to, including a summary of PAR's performance for each of the [CONFIDENTIAL TREATMENT REQUESTED] Performance Measurement Categories, over the entire applicable measurement period (hereinafter "Measurement Period Report"). Based upon the data contained in such Measurement Period Report package, Customer shall evaluate PAR's performance with respect to each of the Performance Measurement Categories against the applicable performance percentage commitments set forth in Sections 4 & 5 above and the Penalty schedules set forth in Exhibit F of this Agreement. Customer shall within (45) Days after the end of the applicable [CONFIDENTIAL TREATMENT REQUESTED], notify PAR if writing of any Penalty (by Performance Category).

6.5 For the [CONFIDENTIAL TREATMENT REQUESTED], if Customer notifies PAR of a Penalty for PAR's failure to satisfy the performance percentage commitment for one or more of the [CONFIDENTIAL TREATMENT REQUESTED] Performance Measurement Categories (hereinafter such failed Measurement Categories shall be referred to as the "Recovery Category(ies)"), then PAR shall have from PAR's receipt of such Penalty notice through [CONFIDENTIAL TREATMENT REQUESTED] to improve its performance in such Recovery Category(ies) (hereinafter "Recovery Period").

6.5.1 If during the [CONFIDENTIAL TREATMENT REQUESTED] of the Recovery Period, PAR's performance for such [CONFIDENTIAL TREATMENT REQUESTED] satisfies the performance percentage commitment for [CONFIDENTIAL TREATMENT REQUESTED] of the Recovery Categories, then with respect to such satisfied Recovery Category(ies), PAR shall commence the applicable Contract Year Probationary Period. Hereinafter, during the Probationary Period such satisfied Recovery Category(ies) shall be referred to as "Probationary Categories."

6.5.2 If during the [CONFIDENTIAL TREATMENT REQUESTED] of the Recovery Period, PAR's performance for such [CONFIDENTIAL TREATMENT REQUESTED] fails to satisfy the performance percentage commitment for [CONFIDENTIAL TREATMENT REQUESTED] of the Recovery Categories, then with respect to such failed Recovery Category(ies), PAR shall pay to Customer the Penalty associated with such failed Recovery Category(ies), within [CONFIDENTIAL TREATMENT REQUESTED] Days after termination of the Recovery Period.

6.5.3 If PAR's performance [CONFIDENTIAL TREATMENT REQUESTED] throughout the entire Probationary Period satisfies the performance percentage commitment for

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

[CONFIDENTIAL TREATMENT REQUESTED] of the Probationary Categories then PAR shall be relieved of its obligation to pay Customer the applicable [CONFIDENTIAL TREATMENT REQUESTED] Penalty associated with such Probationary Category(ies) satisfied.

6.5.4 If PAR's performance during [CONFIDENTIAL TREATMENT REQUESTED] of the Probationary Period, should fail to satisfy the performance percentage commitment for [CONFIDENTIAL TREATMENT REQUESTED] of the Probationary Categories then PAR shall pay to Customer the Penalty associated with such failed Probationary Category(ies), within [CONFIDENTIAL TREATMENT REQUESTED] Days after termination of the Probationary Period for such failed Probationary Category(ies).

6.6 Except as provided in Section 6.7 below, the imposition of Penalties in accordance with this Section 6 and Exhibit F shall be Customer's sole and exclusive remedy for PAR's failure to satisfy any response or restoral performance commitments set forth in this Agreement. In no event,

          (i) shall PAR be liable to Customer in other way (monetary or nonmonetary), and/or

          (ii) shall Customer have the right to terminate this Agreement prior to August 31, 1997 for PAR's failure to satisfy any response or restoral performance commitments.

6.7 Notwithstanding any provision herein to the contrary, in the event that PAR fails to respond to any RMS Pl service call more than [CONFIDENTIAL TREATMENT REQUESTED] from ETA, and such failure is caused by the intentional disregard or gross negligence of PAR, then Customer shall be entitled to receive from PAR as reasonable liquidated damages and not as a penalty, the sum of [CONFIDENTIAL TREATMENT REQUESTED] beyond such initial [CONFIDENTIAL TREATMENT REQUESTED] period that PAR fails to respond and reasonably pursue RMS.

7      CUSTOMER RESPONSIBILITIES

7.1 Customer shall ensure that all appropriate Site personnel are trained in the operation of the Equipment and shall inform all such personnel of the significant terms and conditions of this Agreement. Customer shall provide a sufficient number of trained, English speaking personnel at each Site such that at least one (1) supervisory employee trained and qualified in the operation of the Equipment is available to work with/assist a CSCC representative, by telephone, during the Site's normal operating hours to troubleshoot any Equipment problems and/or resolve any operational or procedural problems found. Such trained Site supervisory assistance is necessary to ensure effective and timely resolution of the problem by PAR.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

7.2 Customer shall be responsible for ordering, installing and using only those consumable items which conform to the Equipment's specifications and which are necessary for routine operation, such as paper rolls, printer ribbons, keys, diskettes and filters.

7.3 Customer shall use best efforts to allow FSO representatives full, free and ready access to the Equipment. In addition, Customer shall provide, free of charge, on Site; working space, heat, light, ventilation, electrical power and outlets for use by FSO representatives to perform RMS. Such facilities shall be promptly provided to the FSO representative upon arrival and shall be within a reasonable working distance from the Equipment to ensure effective and efficient RMS. If the FSO representative is not provided full, free and ready access to the Equipment upon arrival and the failure to provide such is determined in PAR's reasonable judgment to have resulted in PAR's failure to meet its response and restoral commitments for such call and any other calls scheduled for such FSO that day then the applicable response times and the restoral times for such calls shall not be used in the performance measurements of the response or restoral percentages.

7.4 Customer shall, at its expense, property maintain the Site and provide the operating environment and necessary utility services for the Equipment in accordance with PAR's or the applicable Third Party Equipment/software manufacturer's specifications.

7.5 Customer shall not permit any person other than an FSO representative to perform maintenance or to attempt any repair to the Equipment without the prior written authorization of PAR. In the event such unauthorized third party service is permitted by Customer on any Equipment, such Equipment shall no longer be eligible for service under this Agreement. Such Equipment may regain eligibility for service under this Agreement only after PAR's acceptance of such Equipment in accordance with the terms of Section 3.6 above.

7.6 Customer shall provide PAR with reasonable prior written notice of all product rollouts or other changes in Customer's operations in order for PAR to properly forecast and implement any support changes necessary to meet its service commitments. If Customer fails to provide such notice and the failure to do so is determined in PAR's reasonable judgment to be the cause of PAR's failure to meet its response and restoral commitments for certain calls, then the applicable response times and the restoral times for such calls shall not be used in the performance measurements of the response or restoral percentages.

8.  EXCLUSIONS FROM COVERAGE

8.1 The service items set forth in Sections 8.2 through 8.7 below are outside the scope of the Help Desk Support and RMS Support PAR has agreed to provide pursuant to Sections 4 and 5 of this Agreement and therefore are excluded from coverage under the terms of this Agreement. Notwithstanding any provision herein to the contrary, PAR neither promises to provide nor is obligated to provide any of such excluded services. However, PAR would entertain a request for proposal from Customer to perform such services under a separate agreement if Customer so desired.

8.2  [CONFIDENTIAL TREATMENT REQUESTED]

8.3  [CONFIDENTIAL TREATMENT REQUESTED]

8.4  [CONFIDENTIAL TREATMENT REQUESTED]

8.5  [CONFIDENTIAL TREATMENT REQUESTED]

8.6  [CONFIDENTIAL TREATMENT REQUESTED]

8.7  [CONFIDENTIAL TREATMENT REQUESTED]

9.  UPCHARGE ITEMS

9.1 The items set forth in Sections 9.2 through 9.10 below are items which were not priced into the Help Desk Support and RMS Support fees set forth in Exhibit D attached hereto. Customer shall be charged additional fees at either PAR's then current time and material rates (including reasonable travel expenses) or, if agreed to in advance, the additional fees negotiated by the parties hereto for all time, material and reasonable expense PAR expends, at the request of, or as a result of Customer, on such items. Notwithstanding any provision herein to the contrary, PAR neither promises to provide nor is obligated to provide any of such items.

9.2 All RMS and Help Desk Support labor, material and expenses to correct problems with or resulting from and/or caused by the use of any other equipment (not connected to the Equipment) not covered under this Agreement unless such equipment has been previously approved in writing by PAR.

9.3 All RMS or Help Desk Support labor, material and expenses resulting from and/or caused by Customer's failure to provide the operating environment required by the Equipment specifications, including, but not limited to, the failure to provide or the failure of adequate electrical power, air conditioning or humidity control.

9.4 All RMS or Help Desk Support labor, material and expenses resulting from and/or caused by operation of the Equipment connected to or in combination with:

          (a) other equipment, peripherals, attachments or devices not covered under this Agreement or otherwise approved in writing by PAR;
          (b) any software which PAR as of the time of the service has not accepted;
          (c)  operating supplies not meeting Equipment specifications;


[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

          (d) material changes to Site operations (including but not necessarily limited to material roll-outs such as 'Border Lights" etc.); or

          (e) material changes to the Equipment or software.

9.5 All RMS or Help Desk Support labor, material and expenses resulting from and/or caused by use of the Equipment for other than the normal usage for which the Equipment was designed. For purposes of this Agreement, the term "normal usage" is defined as regular, ordinary and routine usage for that specific piece of Equipment.

9.6 All RMS or Help Desk Support labor, material and expenses resulting from and/or caused by accident, abuse, neglect, misuse, unauthorized maintenance, negligence or deliberate act including but not limited to the following:

     a.  Foreign objects or substance falling on or leaking onto the Equipment;

     b. Improper handling, shipping or storage of the Equipment prior to or after installation;

     c. Disaster, which shall include, but not be limited to, fire, water, wind, flood, lightning, electrical disturbance, war, civil disturbance, other catastrophes or similar causes;

     d. Installing, repairing, maintaining, replacing parts or modifying the Equipment or software by anyone other than a PAR FSO representative; or

     e. Operation or use of the Equipment or software not in accordance with applicable written operating instructions.

9.7 All RMS or Help Desk Support labor, material and expenses to repair a problem reported by Customer in accord with this Agreement which is determined by the FSO representative not to be a problem with the Equipment but actually a problem with an item not covered under this Agreement (e.g. Customer steam line
- - video jittering).

9.8 All RMS labor, material and expenses related to installations, changes or modifications to Equipment, upgrades to Equipment, permanent removal of Equipment or the relocation of Equipment within or between Sites.

9.9 All RMS labor, material and expenses to perform standard operational functions, such as but not limited to the replacement of printer ribbons or paper.

9.10 All RMS performed after the PPM or the next day (at increased costs to PAR), caused when prompt access to the Equipment is not allowed or is materially hampered by Customer.

10.    REPORTING REQUIREMENTS

10.1 On a [CONFIDENTIAL TREATMENT REQUESTED] basis [CONFIDENTIAL TREATMENT REQUESTED], PAR will deliver to Customer two (2) copies of a Contract Report Package containing reports depicting PAR's performance under this Agreement for the prior [CONFIDENTIAL TREATMENT REQUESTED]. The Contract Report Package will be in the format as set forth in Exhibit G.

10.2   Field trial reports are outside the scope of this Agreement.

10.3 All information contained in the Contract Report Package or other reports provided by PAR to Customer shall be deemed PAR Microsystems Company Confidential Information and shall be covered by the Mutual Confidentiality Agreement attached hereto as Exhibit E.

11.   PRICING, INVOICING AND PAYMENT

11.1 Subject to Sections 2.2, 11.1, 11.10 and 11.11 herein, the prices to be invoiced by PAR and paid by Customer for Help Desk Support and RMS are set forth in Exhibit D attached hereto.

11.1.1 The prices set forth in Exhibit D for the [CONFIDENTIAL TREATMENT REQUESTED] reflect a price reduction which is only applicable if:

          (a) on the first day of the [CONFIDENTIAL TREATMENT REQUESTED], the sum of the number of Customer owned and franchisee/licensee Sites for which PAR provides both Help Desk Support and RMS Support for such Sites point of sale Equipment (hereinafter in Sections 11.1 and 12 collectively the "POS Sites") pursuant to this Agreement is [CONFIDENTIAL TREATMENT REQUESTED] the number of such Sites on the Effective Date, [CONFIDENTIAL TREATMENT REQUESTED]

          (b) Customer extends the Agreement for a [CONFIDENTIAL TREATMENT REQUESTED] pursuant to Section 2.2 of this Agreement [CONFIDENTIAL TREATMENT REQUESTED] PAR's performance over the [CONFIDENTIAL TREATMENT REQUESTED] results in the payment of a Penalty by PAR to Customer.

If Customer does not satisfy the requirements of Sections 11.1.1 (a) & (b) above, then the [CONFIDENTIAL TREATMENT REQUESTED] pricing set forth in Exhibit B shall become effective.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

11.1.2 The prices set forth in Exhibit D for the [CONFIDENTIAL TREATMENT REQUESTED] reflect a price reduction which is only applicable if on the first day of the [CONFIDENTIAL TREATMENT REQUESTED] the sum of the number of POS Sites for which PAR provides both Help Desk Support and RMS Support pursuant to this
                       ----
Agreement is [CONFIDENTIAL TREATMENT REQUESTED] the number of such Sites on the Effective Date.

11.1.3 Notwithstanding Sections 11.1.1 (a) and 11.1.2 above, if Customer satisfies the [CONFIDENTIAL TREATMENT REQUESTED] POS Site increase as of the first day of the [CONFIDENTIAL TREATMENT REQUESTED] as set forth in Section
11.1.1 (a) above and the [CONFIDENTIAL TREATMENT REQUESTED] POS Site increase as of the first day of the [CONFIDENTIAL TREATMENT REQUESTED] as set forth in
Section 11.1.2 above, above but Customer thereafter reduces the number of such
                            ---
POS Sites then the [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED] prices set forth in Exhibit D shall be adjusted as follows:
     (a) if at any time during the [CONFIDENTIAL TREATMENT REQUESTED] the number of POS Sites described in Sections 11.1.1 (a) and 11.1.2 above should be [CONFIDENTIAL TREATMENT REQUESTED] the number of such POS Sites on the Effective Date then all prices shall revert back to [CONFIDENTIAL TREATMENT REQUESTED] pricing as set forth in Exhibit D for as long as the number of such POS Sites remains [CONFIDENTIAL TREATMENT REQUESTED] the number of such POS Sites on the Effective Date;
     (b) if at any time during the [CONFIDENTIAL TREATMENT REQUESTED] the number of POS Sites described in Sections 11.1.1 (a) and 11.1.2 above should [CONFIDENTIAL TREATMENT REQUESTED] the number of such POS Sites on the Effective Date but [CONFIDENTIAL TREATMENT REQUESTED] the number of such POS Sites on the Effective Date (hereinafter the "[CONFIDENTIAL TREATMENT REQUESTED] Pricing Range") then all prices shall revert back to [CONFIDENTIAL TREATMENT REQUESTED] pricing as set forth in Exhibit D for as long as the number of such POS Sites remains within such [CONFIDENTIAL TREATMENT REQUESTED] Pricing Range; and
     (c) if at any time during the [CONFIDENTIAL TREATMENT REQUESTED] the number of POS Sites described in Sections 11.1.1(a) and 11.1.2 above should be [CONFIDENTIAL TREATMENT REQUESTED] the number of such POS Sites on the Effective Date then all prices shall revert back to [CONFIDENTIAL TREATMENT REQUESTED] pricing as set forth in Exhibit D for as long as the number of such POS Sites remains [CONFIDENTIAL TREATMENT REQUESTED] the number of such POS Sites on the Effective Date.

11.2 PAR will invoice Customer, in advance, for [CONFIDENTIAL TREATMENT REQUESTED] Help Desk Support [i.e. [CONFIDENTIAL TREATMENT REQUESTED] of the annual Help Desk Support Site fees set forth in Exhibit D to this Agreement] and every

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

[CONFIDENTIAL TREATMENT REQUESTED] thereafter throughout the term of this Agreement for each [CONFIDENTIAL TREATMENT REQUESTED] period or portion thereof.

11.3 For all Equipment installed in a Site defined in Section l.l (a) and for a T.A.C.O. back-office personal computers installed in a Site defined in Section
1.1 (b) as of the Effective Date, [CONFIDENTIAL TREATMENT REQUESTED] of the annual RMS Support fees set forth in Exhibit D hereto will be invoiced [CONFIDENTIAL TREATMENT REQUESTED], in advance, by PAR on the Effective Date and [CONFIDENTIAL TREATMENT REQUESTED] will be invoiced by PAR every [CONFIDENTIAL TREATMENT REQUESTED] thereafter throughout the term of this Agreement for each [CONFIDENTIAL TREATMENT REQUESTED] or [CONFIDENTIAL TREATMENT REQUESTED] the Equipment or a comparable, eligible replacement is installed at such Site.

11.4 If Equipment is replaced by a comparable and eligible piece of Equipment during the period for which RMS has been paid, the new Equipment will be covered under the remaining period of the payment made for the replaced Equipment.

11.5 If Equipment for which RMS has been paid is removed or replaced by noncomparable or non-eligible Equipment or other equipment, [CONFIDENTIAL TREATMENT REQUESTED].

11.6 Notwithstanding any provision of this Agreement to the contrary, there will be no refund or transfer of Help Desk Support or RMS Support fees paid unless agreed to by the parties.

11.7 For Equipment which is installed and/or becomes eligible for service under this Agreement during a calendar month subsequent to the [CONFIDENTIAL TREATMENT REQUESTED] Day of that month, RMS Support and Help Desk Support fees will commence as of the first day of the next month. For Equipment which is installed and/or becomes eligible for service under this Agreement during a calendar month prior to the [CONFIDENTIAL TREATMENT REQUESTED] Day of that month, RMS and Help Desk fees will commence as the first Day of such month in which the Equipment is installed and/or becomes eligible for service.

11.8 Payment is due and payable in full thirty (30) Days after the receipt of invoice. Any amount payable by Customer that remains unpaid thirty (30) Days after the due date shall be subject to interest on the unpaid amount at the rate of twelve percent (12%) per annum.

11.9 Where time and material and uplift billings apply for work performed by PAR for items set forth in Sections 8 & 9 of this Agreement and for work performed in accordance with Subsections 3.7, 5.4 and 5.13 above the billings shall be forwarded separately to Customer or franchisee/licensee, whichever is applicable. PAR shall use its best efforts to obtain a signature

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

from a Site managerial employee on the PAR Incident Report acknowledging that PAR has informed such employee that the services/work have been performed at an additional charge. PAR shall use its best efforts to include the PAR Incident Report or electronic record of the incident with such billings. PAR's failure to include the PAR Incident Report or electronic record of the incident with the billing shall not preclude payment by Customer nor shall it result in an extension of the payment due date. If not included with the billing, PAR will subsequently provide the PAR Incident Report or other substantiating documentation upon receipt of a written request from Customer specifying the associated invoice number(s) requested. If such PAR Incident Report or other substantiating documentation is not received by Customer within [CONFIDENTIAL TREATMENT REQUESTED] Days from PAR's receipt of Customer's request, PAR shall issue a credit for such billing against the associated invoice.

11.10 The prices contained in Exhibit D hereto were calculated assuming that the CPI Index for All Urban Consumers, All Items from [CONFIDENTIAL TREATMENT REQUESTED] (hereinafter "CPI Period") would not increase by more than [CONFIDENTIAL TREATMENT REQUESTED]%. If Customer extends this Agreement for a [CONFIDENTIAL TREATMENT REQUESTED] and the CPI Index over the CPI Period increases by more than [CONFIDENTIAL TREATMENT REQUESTED] percent ([CONFIDENTIAL TREATMENT REQUESTED]%) then the applicable [CONFIDENTIAL TREATMENT REQUESTED] prices shall be increased by that percentage in excess of [CONFIDENTIAL TREATMENT REQUESTED] percent ([CONFIDENTIAL TREATMENT REQUESTED]%).

11.11 The prices contained in Exhibit D hereto were also calculated assuming a general availability of all replacement parts throughout the term of the Agreement and an actual reduction in the cost to PAR of such parts over the term. If during the term of this Agreement, there is a decrease in the availability of any replacement parts causing the cost of such replacement parts to be significantly higher than the cost as of the Effective Date hereof, PAR shall provide Customer with written notice of such change and Customer will assist PAR in either identifying a lower cost supplier or a suitable substitute for such parts. If Customer and PAR cannot identify a lower cost supplier or find a suitable substitute within [CONFIDENTIAL TREATMENT REQUESTED] then PAR reserves the right to increase its pricing for such replacement parts by an amount equal to the actual increase in costs to PAR.

11.12 Upon written notification from Customer that Customer has transferred ownership of a Site to another party, PAR will discontinue invoicing with the next invoicing period. Customer is responsible for all fees through the date PAR's Taco Bell Account/Program Manager receives written or electronic notice of such change from Taco Bell in accordance with the notice provision set forth in
Section 15.19 herein. No credit will be provided for failure to provide timely notice.

12.    SITEBASE RETENTION

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

12.1 Customer shall ensure that the total number of POS Sites for which PAR provides both Help Desk and RMS support (counting both Company-owned and franchisee/licensee) is at least [CONFIDENTIAL TREATMENT REQUESTED] Sites throughout the term of this Agreement. If the total number of POS Sites shall at any time drop below this [CONFIDENTIAL TREATMENT REQUESTED] level then Customer shall pay PAR [CONFIDENTIAL TREATMENT REQUESTED]. Any monies due PAR pursuant to this Section 12.1, shall be divided evenly across all Customer owned POS Sites and shall be included, as a separate line item, on PAR's monthly invoices for such Sites.

12.2 Customer shall ensure that the total number of T.A.C.O. back-office Sites for which PAR provides RMS support ("PC Sites") (counting both Customer owned and franchisee/licensee) is at least [CONFIDENTIAL TREATMENT REQUESTED] Sites throughout the term of this Agreement. If the total number of PC Sites shall at any time drop below this [CONFIDENTIAL TREATMENT REQUESTED] level then Customer shall pay PAR [CONFIDENTIAL TREATMENT REQUESTED]. Any monies due PAR pursuant to this Section 12.2, shall be divided evenly across all PC Sites and shall be included, as a separate line item, on PAR's monthly invoices for such Sites.

13.  WARRANTY DISCLAIMER

13.1 EXCEPT AS EXPRESSLY STATED HEREIN, PAR MAKES NO WARRANTY

WITH RESPECT TO SERVICES OR PARTS PROVIDED HEREUNDER, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR OF MERCHANTABILITY.

13.2 IN ADDITION, PAR DOES NOT ENSURE UNINTERRUPTED OR ERROR-FREE OPERATION OF THE EQUIPMENT COVERED UNDER THIS AGREEMENT.

14.  LIMITATION OF LIABILITY

14.1 IN NO EVENT, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, INDEMNITY, WARRANTY, OR OTHERWISE, SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, THE LOSS OF ACTUAL OR ANTICIPATED REVENUE OR PROFITS, THE LOSS OR CONTAMINATION OF DATA, THE LOSS OF THE ABILITY TO TRANSMIT OR USE DATA OR EQUIPMENT, BUSINESS INTERRUPTION, DOWNTIME COSTS, LOSS OF ACTUAL OR ANTICIPATED VALUE OF THE BUSINESS OF EITHER PARTY, OR DAMAGE TO THE BUSINESS REPUTATION OF EITHER PARTY.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

14.2 NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY AND EXCEPT FOR CLAIMS FOR PERSONAL INJURY OR DEATH AND EXCEPT FOR CLAIMS RESULTING FROM THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF PAR, ITS EMPLOYEES, AGENTS OR SUBCONTRACTORS, IN NO EVENT SHALL PAR'S LIABILITY ON ANY CLAIM OF ANY KIND (INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, CONTRACT, STRICT LIABILITY ETC.) FOR ANY LOSS OR DAMAGE ARISING OUT OF OR IN ANY WAY RESULTING FROM THIS AGREEMENT, OR FROM THE PERFORMANCE OR BREACH THEREOF, OR FROM THE MATERIAL OR SERVICES FURNISHED HEREUNDER, SHALL IN NO CASE EXCEED [CONFIDENTIAL TREATMENT REQUESTED].

14.3 IN NO EVENT WILL PAR BE LIABLE FOR ANY DAMAGES OR EXPENSES CAUSED BY CUSTOMER'S FAILURE TO PERFORM ITS RESPONSIBILITIES. PAR IS NOT LIABLE FOR LOSS OF FUNDS CONTAINED IN, DISPENSED BY, OR ASSOCIATED WITH, ANY ITEM OF EQUIPMENT OR ANY SITE.

14.4 NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, NO DEFAULT, DELAY OR FAILURE TO PERFORM ON THE PART OF PAR SHALL BE CHARGEABLE HEREUNDER IF SUCH IS DUE TO CAUSES BEYOND PAR'S REASONABLE CONTROL. IN THE EVENT OF SUCH DEFAULT, DELAY OR FAILURE TO PERFORM, ANY DATES OR TIMES BY WHICH PAR IS OTHERWISE SCHEDULED TO PERFORM SHALL BE EXTENDED AUTOMATICALLY FOR A PERIOD OF TIME EQUAL IN DURATION TO THE ADDITIONAL TIME REQUIRED TO PERFORM.

15.  GENERAL

15.1 Confidentiality. Any confidential information identified as such and
     ---------------
disclosed by either party to the other in the course of this Agreement shall be subject to the terms of the Mutual Confidentiality Agreement between PAR and Customer, dated as of the Effective Date, a copy of which is attached hereto as Exhibit E, which confidentiality obligations shall survive expiration or termination of this Agreement for a period of [CONFIDENTIAL TREATMENT REQUESTED] from the date of such expiration or termination.

15.2 Indemnification for Third Party Claims.  PAR agrees to indemnify and hold
     --------------------------------------
Customer, its officers, directors, employees, agents, affiliates, subsidiaries, parent company, successors and assigns harmless against any and all third party claims, counterclaims, suits, demands, actions, causes of actions, damages, setoffs, liens, attachments, debts, expenses, judgments, or other liabilities of whatsoever kind or nature, including reasonable attorney's fees and costs, arising from any alleged or actual negligent, willful, reckless, or wrongful act or omission of PAR, its officers, directors, employees and agents in PAR's performance under this Agreement or from any breach of PAR's representations and warranties specifically set forth herein which resulted in

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATRERIAL THAT HAS BEEN OMITED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

personal injury, death or property damage to a third party. These obligations shall survive the termination or expiration of the Agreement.

15.3 Insurance,.  During the term of this Agreement, PAR shall maintain in full
     ----------
force and effect the kinds of insurance, containing the limits of liability set forth below:

     a. Workers' Compensation - The worker's compensation policy shall comply with the workers' compensation law of the state in which the Services are rendered and shall include employer's liability coverage for not less than $1,000,000 per occurrence. Such policy shall provide coverage for all persons engaged in the activities described in this Agreement under the employ, supervision or control of PAR.

     b. General Liability - The policy shall contain a combined single limit of liability of not less that $1,000,000 per occurrence and a separate limit of liability for products and completed operations of not less that $1,000,000 per occurrence.

     c. Automobile Liability - If automotive vehicles are operated by PAR in its performance of its obligations under this Agreement, PAR shall maintain an automobile liability policy which shall include coverage on all owned, non-owned and hired vehicles and shall have a minimum limit of liability of not less than $1,000,000 per occurrence.

     Coverage shall be placed with an insurer having a Best's Key Rating of "A" or better. Upon execution of the Agreement by both parties, PAR shall furnish Customer with a Certificate of Insurance evidencing such coverages.

     If any of the foregoing coverage expires, changes, or is cancelled, PAR shall notify Customer within thirty (30) Days prior to the effective date of such expiration, change or cancellation.

     Should PAR fail to maintain the insurance coverage required hereunder and not cure such within [CONFIDENTIAL TREATMENT REQUESTED] Days of its receipt of written notice from Customer, Customer may terminate the Agreement immediately upon its receipt of notice thereof, or Customer shall have the right, but not the obligation, to purchase such insurance on PAR's behalf, and to deduct the cost thereof from any amounts owed to PAR under the Agreement.

15.4 Qualifications of Personnel.  PAR represents that it will ensure that its
     ---------------------------
employees and subcontractors are reasonably trained to perform the Help Desk and RMS support required under this Agreement and have the ability to communicate clearly in English with Customer personnel and to follow reasonable directions.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

15.5 Relationship of Parties.  PAR is an independent contractor with respect to
     -----------------------
its performance of its support services hereunder. Nothing contained herein shall be deemed to create the relationship of partner, principal and agent, or joint venturer between the parties. PAR has no right or authority to incur obligations of any kind in the name of or for the account of Customer nor to commit or bind Customer to any contract or other obligation.

15.6    Audit. PAR's Help Desk Support and RMS Support response and restoral
        -----
records shall be maintained in a reasonable manner. PAR agrees that Customer shall have the right, with notice, to audit all such records for a period of [CONFIDENTIAL TREATMENT REQUESTED] beyond the term of the Agreement. Customer shall bear the costs of such audits which shall be conducted during normal business hours at PAR's service headquarters. PAR agrees to make available reasonable copying capability and work space for Customer's representatives and agrees to cooperate fully in all such audits.

15.7    Assignment. Neither party may assign its rights or obligations under the
        -----------
Agreement without the prior written consent of the other party which may not be unreasonably withheld or delayed.

15.7.1 Notwithstanding Section 15.7 above, in no event shall Customer assign its rights or obligations under this Agreement to another party if such assignment: (i) would require PAR to provide support to Sites other than the Customer Sites contemplated herein (e.g. Taco Bell and Hot n' Now restaurants) or (ii) was to a competitor of PAR. If consent is granted by PAR, this Agreement shall, absent agreement between the parties, apply only to those Sites covered by this Agreement as of the day prior to the date of such assignment. Any attempt to assign any of the rights or delegate any of the obligations or duties of this Agreement without PAR's prior written consent shall be null and void.

15.8    Compliance with Laws.  PAR shall obtain at its sole cost and expense all
        ---------------------
governmental permits and authorizations of whatever nature required for PAR's performance of its obligations under the Agreement, and shall not violate any law, statute, ordinance or governmental rule or regulation applicable to such performance. PAR shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations and requirements arising out of or relating to PAR's performance of its obligations under the Agreement.

15.9    Consent.  Whenever consent, approval, authorization or the like is
        -------
required, the same shall not be unreasonably withheld or delayed.

15.10   Force Majeure.  Neither party shall be liable for damages or Penalties
        -------------
for its failure to perform due to contingencies beyond its reasonable control, including, but not limited to, fire, storm, flood, earthquake, explosion, accidents, public disorders, sabotage, lockouts, labor disputes, labor shortages, strikes, riots, acts of God or if performance would necessitate the violation of law or of a third party's intellectual property rights.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.

15.11  Governing Law.  This Agreement, and all matters arising out of or
       -------------
relating to this Agreement, shall be governed by the laws of the State of New York, without regard to the conflict of laws provisions thereof.

15.12  Taxes. All charges due hereunder are exclusive of federal, state and
       -----
local excise, sales, use and other taxes now or hereafter levied or imposed on the services or replacement parts provided hereunder, or on this Agreement. Except for taxes based on PAR's income, Customer shall be liable for and pay all such taxes and other levies. Customer shall reimburse PAR in full for any and all of the foregoing taxes or levies that are paid by PAR for which Customer is responsible hereunder.

15.13  Subcontractors.  The services to be provided by PAR under this Agreement
       --------------
may be provided by the use of PAR selected independent subcontractors.

15.14  Modifications/Amendments. This Agreement may be modified or amended only
       -------------------------
in a writing signed by a duly authorized representative of each party. No other act, document, usage or custom shall be deemed to amend or modify this Agreement.

15.15  Purchase Orders.  The parties to this Agreement agree that any prior or
       ---------------
subsequent purchase order or other written notification from Customer shall be of no effect to add to or vary the terms and conditions of this Agreement, whether or not subsequently acknowledged by PAR.

15.16  Equipment Ownership. Customer warrants, with respect to the Equipment
       -------------------
subject to or affected by this Agreement, that Customer is the owner of such Equipment.

15.17  Personnel.  Assignment of personnel to perform any services under this
       ---------
Agreement shall be within the sole discretion of PAR.

15.18  Limitation.  Neither party may bring an action, regardless of form,
       ----------
arising out of this Agreement more than two (2) years after the cause of action has accrued.

15.19  Notice.  Notices required or allowed to be given hereunder shall be in
       ------
writing and shall be deemed to have been given when delivered by registered mail or overnight courier to the following respective addresses:

If to PAR:     PAR Microsystems Corporation
               5757 Central Avenue
               Boulder, CO 80301
               Attention: Taco Bell Account/Program Manager


with a copy to:

               PAR Microsystems Corporation
               PAR Technology Park
               8383 Seneca Turnpike
               New Hartford, NY 13413-4991
               Attention:  Legal Department


If to Customer:     Taco Bell Corp.
                    17901 Von Karman
                    Irvine, CA 92714-6212
                    Attention: Vice President Operations Services


with a copy to:

                    Taco Bell Corp.
                    17901 Von Karman
                    Irvine, CA 92714-6212
                    Attention: General Counsel

Addresses as such may be modified by like notice.

15.20  Unenforceable Provision.  In the event any provision of this Agreement is
       -----------------------
held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force and effect.

15.21  Waiver.  No term or provision of this Agreement shall be deemed waived by
       ------
either party, and no breach excused by either party, unless such waiver or consent shall be in writing signed by a duly authorized representative of the other party. No consent by either party to, or waiver of, a breach by the other party, whether express or implied, shall constitute a consent to, or waiver of, or excuse for any other different or subsequent breach by the other party.

15.22  ADR: Disinterested Executives.  In the event of a dispute (the "Issue"),
       -----------------------------
PAR's VP Account Management and Customer's Vice President Operations Services (hereinafter collectively referred to as "Project Manager(s)") will negotiate in good faith on a regular basis to resolve the Issue. In the event such negotiation extends more than thirty (30) Days and the Issue remains unresolved, or a Project Manager states in writing to the other that he/she will not be able to resolve the Issue through continued negotiation, the Project Managers will refer the Issue to the Disinterested Executives (as hereinafter defined) of PAR and Customer.

"Disinterested Executives" as used herein are senior level executives from a separate business unit, division, subsidiary or affiliate of PAR and Customer, respectively which are identified by the parties.

No later than thirty (30) Days from the date of such referral, the Project Managers will each prepare in writing their own understanding of the Issue (the "Issue Statement"). The Issue Statements will be submitted to both Disinterested Executives no later than the expiration of the time period referred to in the preceding sentence.

When the Issue Statements are received by the Disinterested Executives as described above, they will negotiate in good faith on a regular basis to resolve the issue(s) as expeditiously as feasible under the circumstances; provided, however, such negotiation will extend no more than thirty (30) Days from the date the Disinterested Executives receive the Issue Statements. Within thirty
(30) Days of the earlier of (i) the conclusion of the negotiation by the Disinterested Executives or (ii) the expiration of the time period referred to in the preceding sentence, the Disinterested Executives will submit a joint written recommendation for any Issue the Disinterested Executives agreed upon and separate written recommendations for any Issue the Disinterested Executives disagreed upon or remain unresolved. PAR and Customer, agree to be bound by the joint written recommendation.

15.23  ADR:Mediation.  In the event that an Issue remains unresolved by the
       -------------
Disinterested Executives as set forth in the preceding Section 15.22, it shall be a condition precedent to either party's right to commence litigation that the parties shall have participated in at least twenty (20) hours of mediation in accordance with the Mediation Procedures of United States Arbitration & Mediation, Inc. ("USA&M"). The parties agree to divide the costs of mediation equally. The mediation will be administered by United States Arbitration & Mediation of Upstate New York or such other appropriate office as may be designated by USA&M's national office in Seattle, Washington.

15.24  Entire Agreement.  This Agreement, including any agreements specifically
       ----------------
referenced herein or attachments and exhibits hereto, constitutes the complete and entire agreement between the parties and supersedes all previous and contemporaneous agreements, proposals, communications or representations, written or oral, concerning the subject matter of this Agreement.

EACH PARTY WARRANTS THAT IT HAS FULL POWER AND AUTHORITY TO ENTER INTO AND PERFORM THIS AGREEMENT, AND THE PERSON SIGNING THIS AGREEMENT ON SUCH PARTY'S BEHALF HAS BEEN DULY AUTHORIZED AND EMPOWERED TO ENTER INTO THIS AGREEMENT. EACH PARTY FURTHER ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT, UNDERSTANDS IT AND AGREES TO BE BOUND BY IT.

Executed by Customer:                 Executed by PAR:


/s/ Fred Traverse                     [CONFIDENTIAL TREATMENT REQUESTED]
- -----------------------------         ----------------------------------
Signature                             Signature



Fred Traverse                         [CONFIDENTIAL TREATMENT REQUESTED
- -----------------------------         ----------------------------------
Printed Name                          Printed Name



Vice President - Operations           Vice President
- -----------------------------         ----------------------------------
Title                                 Title

Sept. 12, 1995                        Sept. 12, 1995
- -----------------------------         ----------------------------------
Date



REVIEWED BY:
            ---------------------------

DATE:     9/2/95
          -----------------------------



[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 406.